UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                             ______________________

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)      May 3, 2005


                       UNIVERSAL AMERICAN FINANCIAL CORP.
               (Exact name of Registrant as Specified in Charter)


         New York                        0-11321                 11-2580136
 (State of incorporation or       (Commission File Number)    (I.R.S. Employer
          organization)                                      Identification No.)

                       Six International Drive, Suite 190
                            Rye Brook, New York 10573
               (Address of Principal Executive Offices) (Zip Code)

                                 (914) 934-5200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 3, 2005, Universal American Financial Corp. issued a press release announcing its financial results for the fiscal quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNIVERSAL AMERICAN FINANCIAL CORP.



                                        By: /s/ Robert A. Waegelein
                                            ----------------------------
                                            Robert A. Waegelein
                                            Executive Vice President and
                                            Chief Financial Officer


Date:  May 3, 2005




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                                  EXHIBIT INDEX


         Exhibit No.        Exhibit Title
         -----------        -------------

         99.1               Press release dated May 3, 2005




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